SPDR® Index Shares Funds

SPDR MSCI China A Shares IMI ETF

(the “Fund”)

Supplement dated June 6, 2018 to the Prospectus

dated January 31, 2018

Effective immediately, the Prospectus is revised as follows:

1)	The information in the “PORTFOLIO MANAGERS” section on page 38 is replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Kwok-Shing Yip, Thomas Coleman and Hoi Pan “Mark” Hui.

Kwok-Shing Yip is a Vice President of the Sub-Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group of the Sub-Adviser. He joined the Sub-Adviser in 2005.

Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1998.

Hoi Pan “Mark” Hui is a Vice President of the Sub-Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group of the Sub-Adviser. He joined the Sub-Adviser in 2015.

2)	The reference to Man Ling “Michelle” Cheung-Ip, in the “Portfolio Management” table on page 174 with respect to the Fund is replaced with Kwok-Shing Yip.

3)	The biographical information for Man Ling “Michelle” Cheung-Ip beginning on page 174 is deleted and replaced with the following:

Kwok-Shing Yip is a Vice President and a Senior Portfolio Manager of State Street Global Advisors Asia Limited. He is a member of the Sub-Adviser’s Global Equity Beta Solutions Group and is primarily focused on managing structured index portfolios. Prior to his current role, Mr. Yip worked with the investment operations team for three years where his responsibilities included fund accounting, investment compliance monitoring and implementing risk control measures. Prior to joining the Sub-Adviser in 2005, Mr. Yip was an Internal Auditor at KPMG and Ernst & Young, where he was mainly responsible for testing and evaluating the internal control system for clients. Mr. Yip holds a BBA in Accounting and Finance from the University of Hong Kong.

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SPDR® Index Shares Funds

SPDR MSCI China A Shares IMI ETF

(the “Fund”)

Supplement dated June 6, 2018 to

the Statement of Additional Information (“SAI”)

dated January 31, 2018, as revised May 18, 2018

Effective immediately, the SAI is revised as follows:

1)	The reference to Man Ling “Michelle” Cheung-Ip in the “PORTFOLIO MANAGERS” table on page 41 with respect to the Fund is replaced with Kwok-Shing Yip.

2)	The “Other Accounts Managed” table beginning on page 41 is revised to delete the reference to Man Ling “Michelle” Cheung-Ip.

3)	The following is added to the “Other Accounts Managed” table beginning on page 41:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Kwok-Shing Yip †	2	$0.50	0	$0	24	$16.27	$16.77

*	There are no performance-based fees associated with these accounts.
†	Data provided for Kwok-Shing Yip is as of May 1, 2018.

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SUPXINASAI2018